UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)

2200 Airport Industrial Drive, Suite 100, Ball Ground, Georgia 30107
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	GTLS	New York Stock Exchange
Depositary shares, each representing 1/20th interest in a share of 6.75% Series B Mandatory Convertible Preferred Stock, par value $0.01	GTLS.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on July 28, 2025, Chart Industries, Inc., a Delaware corporation (“Chart”), Baker Hughes Company, a Delaware corporation (“Baker Hughes”), and Tango Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Baker Hughes (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Baker Hughes will acquire Chart through a merger of Merger Sub with and into Chart (the “Merger”), with Chart surviving the Merger as an indirect wholly owned subsidiary of Baker Hughes.

The completion of the Merger is conditioned on, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on November 6, 2025.

Both parties continue to expect the Merger to close in mid-year 2026, subject to customary conditions and the receipt of the other applicable regulatory approvals.

Forward-Looking Statements

The matters discussed in this current report include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, about the plans, strategies, objectives, goals or expectations of Chart. These statements include, but are not limited to, statements about the benefits of the proposed merger between Chart and Baker Hughes, the expected timing of the completion of the transaction, and other statements that are not historical facts. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “believes,” “projects,” “forecasts,” “intends,” “plans,” and similar expressions. These forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions, many of which are beyond the control of Chart and Baker Hughes, that could cause actual results to differ materially from those expressed in such statements. Key factors that could cause actual results to differ materially include, but are not limited to, the risks detailed in Chart’s filings with the Securities and Exchange Commission (the “SEC”), including in Chart’s most recent filings on Forms 10-K and 10-Q, factors and matters described herein and in the Definitive Proxy Statement, as supplemented, and the following factors: (1) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the businesses and the market price of the common stock of Chart; (2) the failure to obtain, or delays in obtaining, required regulatory approvals from governmental authorities, or the imposition of conditions on such approvals that may have an adverse effect on Chart or Baker Hughes or may cause the parties to abandon the Merger; (3) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger

Agreement, including in circumstances that would require Chart or Baker Hughes to pay a termination fee; (4) the effect of the announcement and pendency of the Merger on Chart’s business relationships, operating results, and business generally, including the risk of potential difficulties in employee retention and the risk of disruption to management’s attention from ongoing business operations; and (5) the risk of litigation related to the Merger. Additional risks and uncertainties are described in the “Risk Factors” sections of Chart’s and Baker Hughes’ most recent Annual Reports on Form 10-K and in subsequent filings with the SEC. The foregoing list of factors is not exhaustive. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Chart. Chart does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	President and Chief Executive Officer

Date: November 7, 2025